AXP PARTNERS SERIES, INC.
                                   EXHIBIT INDEX

Exhibit Index

(d)(1) Investment Management Services Agreement, between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Corporation.

(d)(2) Investment Subadvisory Agreement between American Express Financial Corporation and Davis Selected Advisors, L.P.

(d)(3) Investment Subadvisory Agreement between American Express Financial Corporation and EQSF Advisers, Inc.

(d)(4)    Investment  Subadvisor   Agreement  between American Express Financial
          Corporation  and  Royce &  Associates,  Inc.

(d)(5) Investment Subadvisory Agreement between American Express Financial Corporation and Lord Abbett.

(e)(1) Distribution Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Corporation.

(g) Custodian Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small
          Cap  Value  Fund  and  American   Express   Trust   Company.

(h)(1) Administrative Services Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Corporation.

(h)(3) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Advisors Inc.

(h)(4) Transfer Agency Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Client Service Corporation.


(i)       Opinion and Consent of Counsel.

(j)       Independent Auditors' Consent.

(k)       Financial Statements.

(m)(1) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Advisors Inc.

(m)(2) Plan and Agreement of Distribution For Class C Shares between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund and AXP Partners Small Cap Value Fund and American Express Financial Advisors Inc.